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                                                                 EXHIBIT (N) (3)

                   MULTIPLE CLASS PLAN PURSUANT TO RULE 18f-3

1.      SCHEDULE  A


2.      Minimum Initial Investments

CLASS N SHARES                                               MINIMUM INITIAL
                                                                INVESTMENT

ABN AMRO/Montag & Caldwell Growth Fund                            $2,500
ABN AMRO/Montag & Caldwell Balanced Fund                          $2,500
ABN AMRO/Chicago Capital Growth Fund                              $2,500
ABN AMRO/Talon Mid Cap Fund                                       $2,500
ABN AMRO/Chicago Capital Small Cap Value Fund                     $2,500
ABN AMRO/Chicago Capital Balanced Fund                            $2,500
ABN AMRO/Chicago Capital Bond Fund                                $2,500
ABN AMRO/Chicago Capital Municipal Bond Fund                      $2,500
ABN AMRO/Chicago Capital Money Market Fund                        $2,500
ABN AMRO/Veredus Aggressive Growth Fund                           $2,500
ABN AMRO/Veredus SciTech Fund                                     $2,500
ABN AMRO/TAMRO Large Cap Value Fund                               $2,500
ABN AMRO/TAMRO Small Cap Fund                                     $2,500
ABN AMRO Growth Fund                                              $2,500
ABN AMRO Value Fund                                               $2,500
ABN AMRO Small Cap Fund                                           $2,500
ABN AMRO Select Growth Fund                                       $2,500
ABN AMRO International Equity Fund                                $2,500
ABN AMRO Asian Tigers Fund                                        $2,500
ABN AMRO Latin America Equity Fund                                $2,500
ABN AMRO Real Estate Fund                                         $2,500
ABN AMRO Select Small Cap Fund                                    $2,500
ABN AMRO Emerging Markets Fund                                    $2,500

CLASS I SHARES                                               MINIMUM INITIAL
                                                                INVESTMENT

Montag & Caldwell Growth Fund                                   $5 million
Montag & Caldwell Balanced Fund                                 $1 million
ABN AMRO/Chicago Capital Bond Fund                              $2 million
ABN AMRO/Chicago Capital Growth Fund                            $5 million
ABN AMRO/Veredus Aggressive Growth Fund                         $2 million
ABN AMRO Treasury Money Market Fund                             $1 million
ABN AMRO Government Money Market Fund                           $1 million
ABN AMRO Tax-Exempt Money Market Fund                           $1 million
ABN AMRO Money Market Fund                                      $1 million
ABN AMRO Equity Plus Fund                                       $1 million
ABN AMRO Investment Grade Bond Fund                             $1 million

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CLASS S SHARES                                               MINIMUM INITIAL
                                                               INVESTMENT

ABN AMRO Treasury Money Market Fund                               $2,500
ABN AMRO Government Money Market Fund                             $2,500
ABN AMRO Tax-Exempt Money Market Fund                             $2,500
ABN AMRO Money Market Fund                                        $2,500

CLASS Y SHARES                                               MINIMUM INITIAL
                                                               INVESTMENT

ABN AMRO Institutional Prime Money Market Fund                  $5 million
ABN AMRO Institutional Government Money Market Fund             $5 million
ABN AMRO Institutional Treasury Money Market Fund               $5 million

CLASS YS SHARES                                              MINIMUM INITIAL
                                                               INVESTMENT

ABN AMRO Institutional Prime Money Market Fund                  $5 million
ABN AMRO Institutional Government Money Market Fund*            $5 million
ABN AMRO Institutional Treasury Money Market Fund*              $5 million

-       Currently, not an active class for this Fund


Originally Adopted: March 15, 2001
As Amended: December 20, 2001
As Amended: March 20, 2002